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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):    May 6, 1999




                     BUILDING MATERIALS HOLDING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)







             DELAWARE                   000-19335               91-1834269
   (State or Other Jurisdiction     (Commission File         (I.R.S. Employer
of Incorporation or Organization)        Number)          Identification Number)

                                ONE MARKET PLAZA
                               STEUART TOWER #2650
                         SAN FRANCISCO, CALIFORNIA 94105
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (415) 227-1650


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Item 4.  Changes in Registrant's Certifying Accountant

(a)(1)   Previous independent accountants

         (i) On May 6, 1999 Building Materials Holding Corporation, Registrant, advised Arthur Andersen LLP, as its independent accountants, that they would be dismissed, effective May 14, 1999 .

         (ii) The reports of Arthur Andersen LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         (iii) The Registrant's Audit Committee and Board of Directors participated in and approved the decision to change independent accountants.

         (iv) In connection with its audits for the two most recent fiscal years and through May 14, 1999, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

         (v) During the two most recent fiscal years and through May 14, 1999, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).



(a)(2)   New independent accountants

         (i) The Registrant engaged PricewaterhouseCoopers LLP as its new independent accountants as of May 14, 1999. During the two most recent fiscal years and through May 14, 1999, the Registrant has not consulted with PricewaterhouseCoopers LLP regarding either
                (i) the application of accounting principles to a specified transaction either, completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that PricewaterhouseCoopers LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.



(a)(3) The Registrant has requested that Arthur Andersen LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May 13, 1999, is filed as Exhibit 16 to this Form 8-K.


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ITEM 7(c).        EXHIBITS

         Exhibit No.                Description
         -----------                -----------
         16.1                       Letter of response to SEC from
                                    Arthur Andersen LLP dated
                                    May 13, 1999.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of May 13, 1999.

                               BUILDING MATERIALS HOLDING CORPORATION


                               By:  /s/  Ellis C. Goebel
                                  --------------------------------------------
                                    Ellis C. Goebel
                                    Senior Vice President-Finance and Treasurer


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                                  EXHIBIT INDEX

                                                                    SEQUENTIALLY
                                                                      NUMBERED
EXHIBIT NO.   DOCUMENT                                                  PAGE
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
16.1          Letter of respone to SEC                                   5
              from Arthur Andersen LLP
              dated May 13, 1999.